SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     January 14, 1999
                                                -------------------------------



Commission   Registrant, State of Incorporation,       I.R.S. Employer
File Number  Address and Telephone Number              Identification No.

33-92776     Mobile Energy Services Company, L.L.C.    63-1148953
             (An Alabama Limited Liability Company)
             900 Ashwood Parkway, Suite 300
             Atlanta, Georgia 30338
             (770) 379-7781

33-92776     Mobile Energy Services Holdings, Inc.     58-2133689
             (An Alabama Corporation)
             900 Ashwood Parkway, Suite 300
             Atlanta, Georgia 30338
             (770) 379-7730




                                       N/A
          (Former Name or Former Address, if changed since last Report)

         Item 3.  Bankruptcy or Receivership.

         On January 14, 1999, Mobile Energy Services Company, L.L.C. and Mobile Energy Services Holdings, Inc. (the "Registrants") filed voluntary petitions in the United States Bankruptcy Court for the Southern District of Alabama, seeking protection under Chapter 11 of the United States Bankruptcy Code. The Registrants will continue to operate as debtors-in-possession, with their existing directors and officers, subject to the supervision and orders of the bankruptcy court. As of the date of this report, no plan of reorganization has been filed by the Registrants and no trustee has been appointed. A copy of the press release issued by the Registrants on January 14, 1999, reporting the filing is filed as an exhibit hereto.

         Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  99.1     Press Release of the Registrants dated January 14,
                           1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

         MOBILE ENERGY SERVICES COMPANY, L.L.C.


         By:      /s/ Thomas G. Boren
                  Thomas G. Boren
                  President and Chief Executive Officer
                  (Principal Executive Officer)


                                                       Date:  January 14, 1999

-------------------------------------------------------------------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.


         MOBILE ENERGY SERVICES HOLDINGS, INC.


         By:      /s/ Gale E. Klappa
                  Gale E. Klappa
                  President and Chief Executive Officer
                  (Principal Executive Officer)


                                                       Date:  January 14, 1999

                                  EXHIBIT INDEX


             EXHIBIT NUMBER             DESCRIPTION

                  99.1     Press Release of the Registrants dated January 14,
                           1999.